UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2024  (July 30, 2024)

Basanite, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2660 NW 15th Court, Pompano Beach, Florida 33069

(Address of principal executive offices) (Zip Code)

954-532-4653

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	BASA	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 30, 2024, Basanite Industries, Inc. (the “Company”) received a notice from OTC Markets Group Inc. (the “OTCQB”) indicating that the Company is not in compliance with certain OTCQB continued listing standards. Specifically, the Company has been informed that it does not meet the financial reporting requirements necessary to maintain its listing on the OTCQB market.

The notice indicates that the Company must cure the deficiencies outlined in the notice by October 28, 2024, to avoid being removed from the OTCQB marketplace. The specific deficiencies cited by the OTCQB include:

1.	Failure to Meet Minimum Bid Price: The Company's common stock has not maintained the minimum bid price required by OTCQB standards.

The Company is actively working to address these issues and is committed to regaining compliance within the specified time frame. The Company's management team is working on a plan to rectify the deficiencies. This plan may include, if necessary, a reverse split of the Company's common stock. Any such reverse split would reduce the Company’s authorized common shares proportionally with the issue and outstanding common shares. The Company can make no assurance or guarantees that it will be successful in its efforts.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in these statements. These risks and uncertainties include, but are not limited to, the ability of the Company to file its Quarterly Report on Form 10-Q in a timely manner, the Company's ability to maintain compliance with OTCQB continued listing standards, and other factors described in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update any forward-looking statements, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
99.1	Notice from OTCQB dated July 30, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2024	BASANITE, INC.

	By:	/s/ Ronald J. LoRicco, Sr.
Name: Ronald J. LoRicco, Sr.
Title: Acting Interim Chief Executive Officer